UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2019
GUESS?, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)
1444 S. Alameda Street, Los Angeles, California 90021
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (213) 765-3100
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	GES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2019, Guess?, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). As of May 7, 2019, the record date for the Annual Meeting (the “Record Date”), there was a total of 71,672,866 shares of common stock of the Company outstanding and eligible to vote. At the Annual Meeting, 65,570,324 shares were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the shareholders of the Company voted on the following matters:

•
The election of three directors to serve on the Company’s Board of Directors. Paul Marciano, Anthony Chidoni and Cynthia Livingston were nominated to serve for three-year terms and until their successors are duly elected and qualified.

•	An advisory vote to approve the compensation of the Company’s named executive officers.

•	The ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending February 1, 2020.

•	A shareholder proposal regarding shareholder approval of future severance arrangements with senior executives.

The results of the voting were as follows:

1.	With respect to the election of three directors to serve on the Company’s Board of Directors as described above:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul Marciano	58,188,783	4,430,402	2,951,139
Anthony Chidoni	61,469,494	1,149,691	2,951,139
Cynthia Livingston	62,416,931	202,254	2,951,139

Based on the votes set forth above, each of the director nominees was duly elected.

2.	With respect to the advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
62,165,651	389,618	63,916	2,951,139

Based on the votes set forth above, the advisory vote on the compensation of the Company’s named executive officers was approved.

3. With respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending February 1, 2020:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
65,030,785	448,644	90,895	-

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending February 1, 2020 was duly ratified.

4.	With respect to the shareholder proposal regarding shareholder approval of future severance arrangements with senior executives:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
16,557,598	46,041,289	20,298	2,951,139

Based on the votes set forth above, the shareholder proposal regarding shareholder approval of future severance arrangements with senior executives was not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 14, 2019	GUESS?, INC.

	By:	/s/ Sandeep Reddy
Sandeep Reddy Chief Financial Officer

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